UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

ALLERGAN PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2019 (September 10, 2019)

ALLERGAN PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36867	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clonshaugh Business and Technology Park

Coolock, Dublin, D17 E400, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share, par value $0.0001 per share	AGN	New York Stock Exchange
Floating rate notes due 2020	AGN20A	New York Stock Exchange
0.500% notes due 2021	AGN21	New York Stock Exchange
1.500% notes due 2023	AGN23A	New York Stock Exchange
1.250% notes due 2024	AGN24A	New York Stock Exchange
2.625% notes due 2028	AGN28	New York Stock Exchange
2.125% notes due 2029	AGN29	New York Stock Exchange

Item 8.01.	Other Events.

On September 10, 2019, Allergan plc (“Allergan”) issued a press release announcing the date for Allergan’s shareholder meetings, and the corresponding record date for each meeting, in connection with the previously announced transaction whereby a direct wholly owned subsidiary of AbbVie Inc., a Delaware corporation, will acquire Allergan (the “acquisition” or the “transaction”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Act”) and a capital reduction under Sections 84 to 86 of the Act.

There will be two meetings of the Allergan shareholders, each on Monday October 14, 2019, in connection with the acquisition. Both meetings will be held at the Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland. The first meeting, which is convened by the order of the Irish High Court, will be held at 10:30 a.m. (Irish time). Following this meeting, an extraordinary general meeting will be held at 10:45 a.m. (Irish time) (or, if the special Court-ordered meeting has not concluded by 10:45 a.m. (Irish time), as soon as possible after the conclusion or adjournment of the special Court-ordered meeting).

Allergan’s shareholders of record at 9:00 a.m. Eastern Time on September 16, 2019 will be entitled to vote at each of the shareholder meetings.

The transaction remains subject to customary closing conditions, including the requisite shareholder approvals described above and certain regulatory approvals.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 10, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

NO OFFER OR SOLICITATION

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this report is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed acquisition, on August 12, 2019, Allergan filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary Proxy Statement, which includes the preliminary Scheme Document, and Allergan will file a definitive Proxy Statement with the SEC, which will include the final Scheme Document. BEFORE MAKING ANY VOTING DECISION, ALLERGAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE

PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Allergan’s shareholders and investors are able to obtain, without charge, a copy of the preliminary Proxy Statement, the definitive Proxy Statement, the Scheme Document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov/edgar.shtml. Allergan’s shareholders and investors may also obtain, without charge, a copy of the preliminary Proxy Statement, the definitive Proxy Statement, the Scheme Document, and other relevant documents (when available) by contacting MacKenzie Partners Inc., 1407 Broadway – 27th Floor, New York, New York 10018 or by calling MacKenzie Partners Inc. at (212) 929-5500 (Call Collect) or (800) 322-2885 (Call Toll-Free) or by emailing MacKenzie Partners at proxy@mackenziepartners.com or by requesting them in writing or by telephone from Allergan at the following address, email or telephone number: Allergan plc, 5 Giralda Farms, Madison, New Jersey 07940, Attn: Investor Relations or from Allergan’s website, www.allergan.com.

PARTICIPANTS IN THE SOLICITATION

Allergan and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of Allergan in respect of the transactions contemplated by the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Allergan in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary Proxy Statement and will be set forth in the definitive Proxy Statement when it is filed with the SEC. Information regarding Allergan’s directors and executive officers is contained in Allergan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 22, 2019, which are filed with the SEC, and certain of Allergan’s Current Reports on Form 8-K, filed with the SEC on February 19, 2019, March 22, 2019 and May 1, 2019.

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, the difficulty of predicting the timing or outcome of FDA approvals or actions, if any, the impact of competitive products and pricing, market acceptance of and continued demand for Allergan’s products, the impact of uncertainty around timing of generic entry related to key products, including RESTASIS®, on our financial results, risks associated with divestitures, acquisitions, mergers and joint ventures, risks related to impairments, uncertainty associated with financial projections, projected debt reduction, projected cost reductions, projected synergies, restructurings, increased costs, and adverse tax consequences, difficulties or delays in manufacturing; risks related to the proposed transaction, such as, but not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this report could cause AbbVie’s plans with respect to Allergan or Allergan’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this report are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this report. Additional information about economic, competitive, governmental, technological and other factors that may affect Allergan is set forth in Allergan’s periodic public filings with the SEC, including but not limited to Allergan’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, and, from time to time, Allergan’s other investor report, in each case, the contents of which are not incorporated by reference into, nor do they form part of, this report.

Any forward-looking statements in this report are based upon information available to Allergan and/or its board of directors, as the case may be, as of the date of this report and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Allergan nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Allergan or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Statement Required by the Irish Takeover Rules

The Allergan directors accept responsibility for the information contained in this report. To the best of the knowledge and belief of the Allergan directors (who have taken all reasonable care to ensure such is the case), the information contained in this report for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allergan plc

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	EVP and Chief Legal Officer and Corporate Secretary

Dated: September 10, 2019

Exhibit 99.1

Allergan Shareholder Meetings Scheduled for October 14, 2019

DUBLIN, Sept. 10, 2019 /PRNewswire/ —

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

Allergan plc (NYSE: AGN) announced that following a hearing today before the Irish High Court it has scheduled shareholder meetings for Monday, October 14, 2019, in connection with the proposed acquisition of Allergan by AbbVie Inc. (the “Acquisition”).

As previously announced on June 25, 2019, AbbVie and Allergan entered into a definitive transaction agreement pursuant to which AbbVie will acquire Allergan in a cash and stock transaction for a transaction equity value of approximately $63 billion, based on the closing price of AbbVie’s common stock of $78.45 on June 24, 2019. The Acquisition will be effected by means of a “scheme of arrangement” under Chapter 1 of Part 9 of the Irish Companies Act of 2014.

There will be two meetings of Allergan shareholders on Monday, October 14, 2019 in connection with the Acquisition. Both meetings will be held at the Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland. The first meeting, which is convened by the order of the Irish High Court, will be held at 10:30 a.m. (local time). Following this meeting, an extraordinary general meeting will be held pursuant to Allergan’s articles of association at 10:45 a.m. (local time) (or, if the special Court-ordered meeting has not concluded by 10:45 a.m. (local time), as soon as possible after the conclusion or adjournment of the special Court-ordered meeting). Both meetings are being held to seek shareholder approval of the proposed Acquisition in accordance with Irish law. The approval of related matters by Allergan shareholders will also be sought at the extraordinary general meeting.

Allergan shareholders of record as of 9.00 a.m. (Eastern Time in the U.S.) on September 16, 2019 are entitled to vote at the meetings.

Allergan expects to begin mailing a proxy statement to its shareholders in the coming days (the “Proxy Statement”). This Proxy Statement, which also constitutes a scheme circular required under Irish law, will contain important information about the Acquisition for Allergan shareholders, as well as instructions on voting online, by mail, by telephone or in person.

ABOUT ALLERGAN

Allergan is a global pharmaceutical leader. Allergan is focused on developing, manufacturing and commercializing branded pharmaceutical, device, biologic, surgical and regenerative medicine products for patients around the world. Allergan markets a portfolio of leading brands and best-in-class products primarily focused on four key therapeutic areas including medical aesthetics, eye care, central nervous system and gastroenterology. Allergan has operations in more than 100 countries. Allergan’s ordinary shares are currently traded on the New York Stock Exchange under the symbol “AGN.” For more information about Allergan, please visit www.allergan.com.

ENQUIRIES

Allergan

Media:	Lisa Brown	+1 862 261 7320

Investors:	Manisha Narasimhan, PhD	+ 1 862 261 7162

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition, on August 12, 2019 Allergan filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary Proxy Statement, which includes the preliminary Scheme Document and Allergan will file a definitive Proxy Statement with the SEC, which will include the final Scheme Document. BEFORE MAKING ANY VOTING DECISION, ALLERGAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Allergan’s shareholders and investors will be able to obtain, without charge, a copy of the preliminary Proxy Statement, the definitive Proxy Statement, the Scheme Document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov/edgar.shtml. Allergan’s shareholders and investors may also obtain, without charge, a copy of the preliminary Proxy Statement, the definitive Proxy Statement, the Scheme Document, and other relevant documents (when available) by contacting MacKenzie Partners Inc., 1407 Broadway – 27th Floor, New York, New York 10018 or by calling MacKenzie Partners Inc. at (212) 929-5500 (Call Collect) or (800) 322-2885 (Call Toll-Free) or by emailing MacKenzie Partners at proxy@mackenziepartners.com or by requesting them in writing or by telephone from Allergan at the following address, email or telephone number: Allergan plc, 5 Giralda Farms, Madison, New Jersey 07940, Attn: Investor Relations; (862) 261-7000; or investor.relations@allergan.com, or from Allergan’s website, www.allergan.com.

PARTICIPANTS IN THE SOLICITATION

Allergan and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of Allergan in respect of the acquisition contemplated by the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Allergan in connection with the proposed acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the preliminary Proxy Statement and will be set forth in the definitive Proxy Statement when it is filed with the SEC. Information regarding Allergan’s directors and executive officers is contained in Allergan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 22, 2019, which are filed with the SEC, and certain of Allergan’s Current Reports on Form 8-K, filed with the SEC on February 19, 2019, March 22, 2019 and May 1, 2019.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause AbbVie’s plans with respect to Allergan or Allergan’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Allergan is set forth in Allergan’s periodic public filings with the SEC, including, but not limited to, Allergan’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, and, from time to time, Allergan’s other investor communications, in each case, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

Any forward-looking statements in this communication are based upon information available to Allergan and/or its board of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Allergan nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Allergan or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Statement Required by the Irish Takeover Rules

The Allergan directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Allergan directors (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013 (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Allergan or AbbVie, all ‘dealings’ in any ‘relevant securities’ of Allergan or AbbVie (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business’ day following the date of the relevant acquisition. This requirement will continue until the date on which the Scheme (as defined in the Proxy Statement) becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Allergan or AbbVie, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Allergan by AbbVie or ‘relevant securities’ of AbbVie by Allergan, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant acquisition.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie

No Profit Forecast / Asset Valuations

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for AbbVie or Allergan as appropriate. No statement in this announcement constitutes an asset valuation.

General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions (the “Restricted Jurisdictions”). Accordingly, copies of this announcement and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Allergan website at www.allergan.com.    The contents of the Allergan website are not incorporated into, and do not form part of, this announcement.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme Document or any document by which the Acquisition and the Scheme are made. Allergan shareholders are advised to read carefully the formal documentation in relation to the proposed Acquisition once the Scheme Document has been despatched.

This announcement has been prepared for the purpose of complying with the laws of Ireland and the Takeover Rules and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside of Ireland.